EXHIBIT 10.55
                                                                   -------------

                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                   AND WAIVER


     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT AND WAIVER (this "Sixth Amendment") is made and entered into as of the 4th day of June, 2001, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A., "Fleet") and such banks or other financial institutions which may become a party thereto (the "Banks"), Fleet as Administrative Agent for the Banks (the "Administrative Agent"), KEYBANK NATIONAL ASSOCIATION as Documentation Agent, and BANK OF AMERICA, N.A. as Syndication Agent.

     WHEREAS, the Borrowers, the Banks and the Bank Agents are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 14, 1999, (as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of February 2, 2000, a Second Amendment to Revolving Credit and Term Loan Agreement dated as of February 14, 2000, a Third Amendment to Revolving Credit and Term Loan Agreement dated as of April 14, 2000, a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of August 4, 2000, a Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of February 22, 2001, and as the same may be further amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Borrowers have requested that the Banks and the Administrative Agent make certain amendments to the Credit Agreement, and grant certain waivers, and the Banks and the Administrative Agent are willing to amend the Credit Agreement and grant such certain waivers on the terms set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by:

          (a) deleting the definitions of "Applicable Rate", "Consolidated Net Income (or Deficit)", "Term Loan Base Rate Margin" and "Term Loan Eurodollar Margin" and respectively replacing such definitions in their entirety with the following new definitions:

               "Applicable Rate. The applicable rate per annum set forth in the following table:

                                       -2-

                                   APPLICABLE RATE FOR         APPLICABLE RATE FOR
                                  REVOLVING CREDIT BASE         REVOLVING CREDIT             APPLICABLE
LEVEL      PRICING RATIO               RATE LOANS             EURODOLLAR RATE LOANS       FACILITY FEE RATE
=====  ====================       ======================      =====================       =================
I      less than 2.50:1           Base Rate plus 0.625%       Eurodollar Rate plus             0.375%
                                  per annum                   2.125% per annum

II     greater than or equal      Base Rate plus 0.875%       Eurodollar Rate plus             0.375%
       to 2.50:1 and less         per annum                   2.375% per annum
       than 3.00:1

III    greater than or equal      Base Rate plus 1.000%       Eurodollar Rate plus             0.500%
       to 3.00:1 and less         per annum                   2.500% per annum
       than 3.50:1

IV     greater than or equal      Base Rate plus 1.250%       Eurodollar Rate plus             0.500%
       to 3.50:1                  per annum                   2.750% per annum


               Each Applicable Rate shall become effective on the first day after receipt by the Banks of financial statements delivered pursuant to ss.7.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable Rate in accordance with the above table, provided that for the period from the Sixth Amendment Effective Date through six (6) months after the Sixth Amendment Effective Date, the Applicable Rate shall be Level IV. If at any time the financial statements required to be delivered pursuant to ss.7.4(a) or (b) hereof are not delivered within 10 days after the time periods specified in such subsections, the Applicable Rate shall be the rate set forth for Level IV, subject to adjustment upon actual receipt of such financial statements.

               Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of the Borrowers after deduction of all expenses, taxes, and other proper charges determined in accordance with GAAP, plus, to the extent deducted and without duplication, (a) non-cash non-recurring charges related to restructuring charges or asset impairment charges with respect to the Cellulose Joint Venture not exceeding $7,750,000, (b) non-cash non-recurring charges related to losses from asset impairment charges from the Resource Technology Group or the sale of the Resource Technology Group not exceeding $24,000,000, and (c) other non-recurring charges, such charges in an amount to be approved by the Administrative Agent, but in any event not to exceed [$110,000,000], taken in the fiscal quarter ending April 30, 2001, less, to the extent included therein, (x) any extraordinary gains, (y) any income from non-continuing operations, and (z) income attributable to any minority equity or other Investment in any non-Borrower except to the extent of actual cash received with respect to the Cellulose Joint Venture or the New Heights Equity Investment paid to the Borrowers in the form of cash dividends or cash partnership distributions during the applicable period.

               Term Loan Base Rate Margin. In the event the Pricing Ratio for the Applicable Term Loan Rate is at Level I, the Term Loan Base Rate Margin shall be 2.000%, and in the event the Pricing Ratio for the Applicable Term Loan Rate is at Level II, the Term Loan Base Rate Margin shall be 2.250%.

               Term Loan Eurodollar Margin. In the event the Pricing Ratio for the Applicable Term Loan Rate is at Level I, the Term Loan Eurodollar Rate Margin shall be 3.750%, and in the event the Pricing Ratio for the Applicable Term Loan Rate is at Level II, the Term Loan Eurodollar Rate Margin shall be 4.000%."

          (b) deleting the date "August 22, 2001" in the definition of "Adjustment Period" and replacing it with the date "June 4, 2001";

          and (c) by inserting the following new definitions in proper alphabetical order:

               "Applicable Term Loan Rate. The applicable rate per annum set forth in the following table:

                                         APPLICABLE TERM LOAN        APPLICABLE TERM LOAN
                                          RATE FOR TERM LOAN          RATE FOR TERM LOAN
          LEVEL     PRICING RATIO          BASE RATE LOANS           EURODOLLAR RATE LOANS
          =====     ================    ======================      ===========================
           I        less than 3.00:1    Base Rate plus 2.000%       Eurodollar Rate plus 3.750%
                                        per annum                   per annum

           II       greater than or     Base Rate plus 2.250%       Eurodollar Rate plus 4.000%
                    equal to 3.00:1     per annum                   per annum

               Each Applicable Term Loan Rate shall become effective on the first day after receipt by the Banks of financial statements delivered pursuant to ss.7.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable Term Loan Rate in accordance with the above table, provided that for the period from the Sixth Amendment Effective Date through six (6) months after the Sixth Amendment Effective Date, the Applicable Rate shall be Level II. If at any time the financial statements required to be delivered pursuant to ss.7.4(a) or (b) hereof are not delivered within 10 days after the time periods specified in such subsections, the Applicable Term Loan Rate shall be the rate set forth for Level II, subject to adjustment upon actual receipt of such financial statements.

               Sixth Amendment Effective Date. June 4, 2001."

     3. AMENDMENTS TO SECTION 2.2.1 OF THE CREDIT AGREEMENT. Section 2.2.1 of the Credit Agreement is hereby amended by inserting in proper alphabetical order, the following new subsection (d):

          "(d) On the Sixth Amendment Effective Date, the Total Commitment shall be irrevocably reduced to $280,000,000, and any payments required by ss.2.5 shall be made on each such date, together with any and all accrued and unpaid interest thereon. On the Sixth Amendment Effective Date, each Revolving Bank's Domestic Commitment shall be reduced pro rata in accordance with such Bank's Domestic Commitment Percentage. The Domestic Borrowers jointly and severally promise to pay on the Sixth Amendment Effective Date all Domestic Revolving Credit Loans, unpaid Reimbursement Obligations with respect to Domestic Letters of Credit and any and all unpaid interest accrued thereon, exceeding the amount of the reduced Total Domestic Commitment as of such date."

     4. AMENDMENTS TO SECTION 4A.6.1 OF THE CREDIT AGREEMENT. Section 4A.6.1 of the Credit Agreement is hereby amended by deleting ss.4A.6.1 in its entirety and restating it as follows:

          "Except as otherwise provided in ss.5. 7, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the rate per annum equal to the Applicable Term Loan Rate."

     5. AMENDMENTS TO SECTION 8.4.1(J) OF THE CREDIT AGREEMENT. Section 8.4.1(j) of the Credit Agreement is hereby amended by deleting subsection (j) thereof in its entirety and replacing it with the following:

          "(j) (i) in the event that the ratio of (A) Total Consolidated Funded Indebtedness to (B) EBITDA under ss.9.5 hereof is greater than or equal to 3.50:1.00, no Borrower shall become a party to an acquisition without the consent of the Administrative Agent and the Required Banks, and (ii) in the event that the ratio of (A) Total Consolidated Funded Indebtedness to (B) EBITDA under ss.9.5 hereof is less than 3.50:1.00, cash consideration to be paid by any Borrower in connection with any acquisition or series of related acquisitions (including cash deferred payments, contingent or otherwise, and the aggregate amount of all liabilities assumed), shall not exceed $15,000,000 without the consent of the Administrative Agent and the Required Banks; provided, further, in each case, that, taking into account such acquisition and any borrowing made in connection therewith, (x) there shall remain at least $20,000,000 of availability under the Total Commitment, and (y) the Borrowers shall be in compliance with ss.9.5 hereof on a pro forma basis (with the $20,000,000 of availability in clause (x) hereof included as Total Consolidated Funded Indebtedness for purposes of calculating compliance)."

     6. AMENDMENT TO SS.8.4.2. Section 8.4.2 of the Credit Agreement is amended by deleting the figure "$24,000,000" therein and replacing it with the figure "$10,000,000".

     7. AMENDMENTS TO SECTION 8.8 OF THE CREDIT AGREEMENT. Section 8.8 of the Credit Agreement is hereby amended by deleting ss.8.8 in its entirety and substituting in place thereof the following new ss.8.8:

     "ss.8.8. CAPITAL EXPENDITURES. Commencing with the fiscal quarter ending July 31, 2001, as at the end of any fiscal quarter (a) through the fiscal quarter ending April 30, 2002, the Borrowers will not permit the amount of Capital Expenditures (excluding any acquisitions permitted by ss.8.4 hereof) made by the Borrowers for such fiscal quarters to exceed the amount set forth opposite such period set forth in the following table:

     QUARTER ENDED            TOTAL                     CUMULATIVE
     -------------            -----                     ----------
     7/31/01                  $19,700,000               $19,700,000
     10/31/01                 $14,900,000               $34,600,000
     1/31/02                  $5,900,000                $40,500,000
     4/30/02                  $5,500,000                $46,000,000
     FISCAL YEAR
     ENDED 2002               $46,000,000               $46,000,000

     and (b) thereafter, the Borrowers will not permit the amount of Capital Expenditures (excluding any acquisitions permitted by ss.8.4 hereof) made by the Borrowers in the period of four (4) consecutive fiscal quarters then ended to exceed the lesser of (i) 0.5 times EBITDA for such period, or (ii) the sum of depreciation and landfill amortization expense for such period (calculated in accordance with GAAP). If during any of the fiscal quarters through April 30, 2002, any permitted Capital Expenditures are not utilized, such unutilized amount may be utilized in the next succeeding quarter, provided however, that, (x) such amount does not exceed the cumulative Capital Expenditures as set forth in the above table and (y) annual Capital Expenditures for the fiscal year ending 2002 do not exceed $46,000,000."

     8. AMENDMENTS TO SECTION 9.1 OF THE CREDIT AGREEMENT. Section 9.1 of the Credit Agreement is hereby amended by deleting ss.9.1 in its entirety and substituting in place thereof the following new ss.9.1:

          "ss.9.1. INTEREST COVERAGE RATIOS. As of the end of any fiscal quarter, the ratio of EBITDA to Consolidated Total Interest Expense shall not be less than the stated ratio for the respective periods set forth below:

          PERIOD                                      RATIO
          ------                                      -----
          Effective Date through 1/31/02              2.50:1
          4/30/02 through 1/31/03                     2.60:1
          4/30/03 through 1/31/04                     3.25:1
          Thereafter                                  3.50:1

     provided, that any adjustments made pursuant to clause (e) of the definition of EBITDA shall not be included in the calculation of this ss.9.1 and EBITDA shall be calculated for the period of four (4) fiscal quarters ending on the date of calculation."

     9. AMENDMENTS TO SECTION 9.3 OF THE CREDIT AGREEMENT. Section 9.3 of the Credit Agreement is hereby amended by deleting ss.9.3 in its entirety and substituting in place thereof the following new ss.9.3:

     "SS.9.3. BORROWERS' FUNDED DEBT TO EBITDA RATIO. The Borrowers will not permit the ratio of (a) Consolidated Funded Indebtedness to (b) EBITDA as at the end of any fiscal quarter to exceed the stated ratio for the respective periods set forth below:

     PERIOD                                               RATIO
     ------                                               -----
     Effective Date through 7/31/01                       4.00:1
     10/31/01                                             4.10:1
     1/31/02                                              4.15:1
     4/30/02 through 7/31/02                              3.90:1
     10/31/02 through 1/31/03                             3.75:1
     Thereafter                                           3.50:1

     For the purposes of this ss.9.3, EBITDA shall be calculated for the period of four (4) consecutive fiscal quarters ending on the date of calculation."

     10. AMENDMENTS TO SECTION 9.4 OF THE CREDIT AGREEMENT. Section 9.4 of the Credit Agreement is hereby amended by deleting ss.9.4 in its entirety and substituting in place thereof the following new ss.9.4:

          "SS.9.4. FUNDED DEBT TO CAPITALIZATION. As of the end of any fiscal quarter, the Borrowers shall not permit the ratio of (a) Consolidated Funded Indebtedness to (b) the sum of (i) Consolidated Funded Indebtedness plus (ii) shareholder's equity in the Parent as determined in accordance with GAAP (including, without duplication, any preferred stock of the Parent) ("Capitalization") to exceed the stated ratio for the respective periods set forth below:

     PERIOD                                               RATIO
     ------                                               -----
     7/31/01 through 1/31/02                              0.75:1
     4/30/02 through 1/31/03                              0.72:1
     4/30/03 through 1/31/04                              0.70:1
     Thereafter                                           0.65:1."


     11. AMENDMENTS TO SCHEDULES AND EXHIBITS OF THE CREDIT AGREEMENT. Exhibit D is hereby amended by deleting the current Exhibit D attached to the Credit Agreement and replacing it with the new Exhibit D attached hereto.

     12. WAIVER. Each of the Required Banks hereby waives the Borrowers' compliance with the covenants set forth in ss.8.8 and 9 of the Credit Agreement solely for the fiscal period ending April 30, 2001.

     13. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance of each of this Sixth Amendment and the Credit Agreement, as amended as of the date hereof and the transactions contemplated hereby and thereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower, (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

          (b) This Sixth Amendment and the Credit Agreement as amended as of the date hereof and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution, delivery and performance of this Sixth Amendment and the Credit Agreement as amended as of the date hereof and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

          (d) The representations and warranties contained in ss.6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

          (e) After giving effect to this Sixth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     14. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect, provided, however that the Borrowers hereby acknowledge that due to their non-activation of the Canadian line, all references in the Loan Documents to the Canadian line are of no force and effect. This Sixth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Sixth Amendment.

     15. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. RELEASE. In order to induce the Administrative Agent and the Banks to enter into this Amendment, each of the Borrowers acknowledges and agrees that:
(a) none of the Borrowers has any claim or cause of action against the Administrative Agent or any Bank (or any of its respective directors, officers, employees or agents); (b) none of the Borrowers has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Bank; and (c) each of the Administrative Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Bank to any of the Borrowers, except the obligations to be performed by the Administrative Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrowers might otherwise have against the Administrative Agent, any Bank or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     17. DELIVERY BY FACSIMILE. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

     18. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

     19. EFFECTIVENESS. This Sixth Amendment shall become effective (the "Sixth Amendment Effective Date") upon the receipt by the Agent of:

     (a) a counterpart of this Sixth Amendment, executed by the Required Banks and the Borrowers;

     (b) an amendment fee in an aggregate amount equal to 20.0 basis points on the Commitment (as reduced hereby) or outstanding principal portion of the Term Loan, as applicable, of each Bank which consents to this Sixth Amendment on or prior to 5:00 p.m. (Boston time) on June 4, 2001; and

     (c) payment of all fees and expenses of the Administrative Agent's legal counsel in the connection with the preparation of this Sixth Amendment and ancillary documentation and filings.

                                                                       EXHIBIT D
                                                                       ---------

                         FORM OF COMPLIANCE CERTIFICATE

                           CASELLA WASTE SYSTEMS, INC.
                     Compliance Certificate dated___________


I, _______________, Chief Financial Officer of Casella Waste Systems, Inc., certify that the Borrowers are in compliance with ss.7, 8 and 9 of the Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 14, 1999, as the same may be amended, [as of the end of the quarter dated _____________] [giving effect to the acquisition of _______________].
Computations to evidence such compliance are detailed below.



                                                    -----------------------
                                                    Chief Financial Officer


ss.1.1  "Pricing Ratio"
-----------------------

For the Borrowers (unless a non-Borrower obligation is guaranteed by a Borrower, in which case such obligation shall be included):

1. Indebtedness for borrowed money
   or similar obligations                                $ __________________
2. Obligations evidenced by debt instruments             $ __________________
3. Unpaid reimbursement obligations under any
   letter of credit                                      $ __________________
4. Obligations under Capitalized Leases
   corresponding to principal                            $ __________________
5. Guarantees of items in lines 1-4                      $ __________________
6. Consolidated Funded Indebtedness                      $ __________________
   (total of line 1 plus line 2 plus line 3 plus
   line 4 plus line 5)
7. (a) Consolidated net income or deficit
       of the Borrowers* (after deduction of
       proper charges in accordance with GAAP)            $ _________________
   (b) Non-cash non-recurring charges related to the
       Cellulose Joint Venture                            $ _________________
       (not to exceed $7,750,000)

   (C) Non-cash non-recurring charges related
       to the Resource Technology Group                  $___________________
       (not to exceed $24,000,000)
   (d) Other non-recurring charges approved by
       the Administrative Agent and taken
       in the fiscal quarter ending April 30, 2001       $___________________
       (but in any event not to exceed $110,000,000)
   (e) Extraordinary gains                               $___________________
   (f) Income from non-continuing operations             $___________________
   (g) Income attributable to any minority equity        $___________________
       or other Investment in any non-Borrower           $___________________
       (except to the extent of actual cash received with respect to the Cellulose Joint Venture or the New Heights Equity Investment)

8. Consolidated Net Income or Deficit of the Borrowers   $___________________
   (total of line 7(a) plus line 7(b) plus line 7(c) plus line 7(d) minus line 7(e) minus line 7(f) minus line 7(g))

9. (a) Interest expense of the Borrowers*                $___________________
   (b) Income taxes of the Borrowers*                    $___________________
   (c) Amortization Expense of the Borrowers*            $___________________
   (d) Depreciation Expense of the Borrowers*            $___________________

10. Non-cash non-recurring charges related to
   Oakhurst operations to be taken through the
   fiscal quarter ending January 31, 2001                $1,680,000

11. EBITDA of the Borrowers                              $___________________
   (sum of line 8 plus lines 9(a)-(d) plus line 10)
   (*annualized if necessary)

12. Consolidated Net Income or Deficit for Acquired
    Businesses (other than Excluded Subsidiaries)*       $___________________

13. (a) Interest expense for Acquired Businesses*        $___________________
    (b) Income taxes for Acquired Businesses*            $___________________
    (c) Amortization Expense for Acquired Businesses*    $___________________
    (d) Depreciation Expense for Acquired Businesses*    $___________________

14. Acquired EBITDA                                      $___________________
    (sum of line 12 plus lines 13(a)-(d))
    (*annualized if necessary)

* EBITDA calculations shall be based on the period of four (4) consecutive fiscal quarters then ended.

15. Total EBITDA                                         $___________________
    (sum of line 11 plus line 14)

16. Pricing Ratio
    (ratio of line 6 to line 15)

ss.8.3(i) Other Investments in PERC and Timber
----------------------------------------------

The following is a description of all other Investments in PERC and Timber by the Borrowers pursuant to ss.8.3(i) of the Credit Agreement:

17. Total of Investments in PERC and Timber
    listed on Schedule 8.3(f)                            $___________________


                  Description                                    Amount
                  -----------                                    ------

18. Total of Investments in PERC and Timber
    listed above                                         $___________________

Total of line 17 plus line 18                            $___________________

MAXIMUM ALLOWED                                          $5,000,000


ss.8.8 Capital Expenditures
---------------------------

19. Total Capital Expenditures for the Borrowers
    for period of four (4) consecutive fiscal quarters
    then ended                                           $___________________
    (excluding acquisitions permitted by ss.8.4)

20. Cumulative Capital Expenditures for the Borrowers
    through the fiscal quarter then ended                $___________________
    (excluding acquisitions permitted by ss.8.4)

21. Sum of depreciation and landfill amortization
    expense for the Borrowers for four (4) consecutive
    fiscal quarters then ended                           $___________________

22. EBITDA from line 15 above                            $___________________

23. Line 21 multiplied by 0.5                            $___________________

Maximum Total Capital Expenditures Allowed
through 7/31/01                                          $19,700,000
Maximum Cumulative Capital Expenditures Allowed
through 7/31/01                                          $19,700,000

Maximum Total Capital Expenditures Allowed
for the quarter ending 10/31/01                          $14,900,000
Maximum Cumulative Capital Expenditures Allowed
for the quarter ending 10/31/01                          $34,600,000

Maximum Total Capital Expenditures Allowed
for the quarter ending 1/31/02                           $5,900,000
Maximum Cumulative Capital Expenditures Allowed
for the quarter ending 1/31/02                           $40,500,000

Maximum Total Capital Expenditures Allowed
for the quarter ending 4/30/02                           $5,500,000
Maximum Cumulative Capital Expenditures Allowed
for the quarter ending 4/30/02                           $46,000,000

Maximum Total Capital Expenditures Allowed
after 4/30/02                                            $_______________
(insert lesser of amounts from line 21 and line 23)

ss.9.1 Interest Coverage Ratio
------------------------------

For the Borrowers (unless a non-Borrower obligation is guaranteed by a Borrower, in which case such obligation shall be included), for the four quarters then ending:

24. EBITDA from line 15 above                            $___________________

25. Consolidated Total Interest Expense
    of the Borrowers                                     $___________________

26. Ratio of line 24 to line 25                           ___________________

MINIMUM REQUIRED:
Through 1/31/02                                          2.50:1
4/30/02 through 1/31/03                                  2.60:1
4/30/03 through 1/31/04                                  3.25:1
Thereafter                                               3.50:1

ss.9.2 Profitable Operations
----------------------------

27. Consolidated Net Income for Borrowers for the
    fiscal quarter ending on the statement date          $___________________

MINIMUM REQUIRED                                         $0
ss.9.3 Borrowers' Funded Debt-to-EBITDA Ratio
---------------------------------------------

28. Consolidated Funded Indebtedness                     $___________________
    (from line 6 above)

29. EBITDA                                               $___________________
    (from line 15 above)

30. Pro-forma credit related to the purchase
    of certain assets in July 2000                       $___________________
    (not to exceed $959,000 for the fiscal
    quarter ending January 31, 2001, and $384,000
    for the fiscal quarter ending April 30, 2001)

31. EBITDA for ss.9.3                                    $___________________
   (sum of line 29 plus line 30)

32. Ratio of line 28 to line 31

MAXIMUM ALLOWED:
Through 7/31/01                                          4.00:1
For the quarter ending 10/31/01                          4.10:1
For the quarter ending 1/31/02                           4.15:1
4/30/02 through 7/31/02                                  3.90:1
10/31/02 through 1/31/03                                 3.75:1
Thereafter                                               3.50:1


ss.9.4 Funded Debt to Capitalization
------------------------------------

For the fiscal quarter then ended:

33. Consolidated Funded Indebtedness                     $___________________
    (from line 6 above)

34. Shareholder's equity in the Parent                   $___________________
    (including, without duplication, preferred stock)

35. Line 33 plus line 34                                 $___________________

36. Ratio of line 33 to line 35                           ___________________

MAXIMUM ALLOWED:
Through 1/31/02                                          0.75:1
4/30/02 through 1/31/03                                  0.72:1
4/30/03 through 1/31/04                                  0.70:1
Thereafter                                               0.65:1
ss.9.5 Total Funded Debt to EBITDA
----------------------------------

For the Borrowers and the Excluded Subsidiaries:

37. Indebtedness for borrowed money or similar
    obligations                                          $___________________

38. Obligations evidenced by debt instruments            $___________________

39. Face amount of all Financial L/Cs and any
    unpaid reimbursement obligations under any
    Financial L/C                                        $___________________

40. Obligations under capitalized leases
    corresponding to principal                           $___________________

41. Guarantees of items in lines 37 - 40                 $___________________

42. Total Consolidated Funded Indebtedness               $___________________
    (total of line 37 plus line 38 plus line
    39 plus line 40 plus line 41)

43. EBITDA                                               $___________________
    (from line 15 above)

44. Ratio of line 42 to line 43                          ____________________

MAXIMUM ALLOWED                                          4.00:1

BORROWERS
---------

ALL CYCLE WASTE, INC.
BRISTOL WASTE MANAGEMENT, INC.
CASELLA T.I.R.E.S., INC.
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
CASELLA WASTE SYSTEMS, INC.
GRASSLANDS INC.
HAKES C & D DISPOSAL, INC.
HIRAM HOLLOW REGENERATION CORP.
NATURAL ENVIRONMENTAL, INC.
NEWBURY WASTE MANAGEMENT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
NORTHERN SANITATION, INC.
PINE TREE WASTE, INC.
RESOURCE RECOVERY OF CAPE COD, INC.
RESOURCE TRANSFER SERVICES, INC.
RESOURCE WASTE SYSTEMS, INC.
SAWYER ENVIRONMENTAL RECOVERY FACILITIES, INC.
SAWYER ENVIRONMENTAL SERVICES
SCHULTZ LANDFILL, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
WASTE-STREAM INC.
WESTFIELD DISPOSAL SERVICE, INC.
WINTERS BROTHERS, INC.



By: /s/ Jerry S. Cifor
    ----------------------------
Name: Jerry S. Cifor
Title: Treasurer


[SIGNATURES CONTINUED ON NEXT PAGE]

ADVANCED ENTERPRISES RECYCLING INC.
THE AFA GROUP, INC.
AFA PALLET, INC.
AGRO PRODUCTS, INC.
ALLIED EQUIPT. & SALES CORP, INC.
AMERICAN SUPPLIES SALES GROUP, INC.
ARTIC INC.
ATLANTIC TRANSPORTATION TECHNOLOGIES INC.
DATA DESTRUCTION SERVICES, INC.
FAIRFIELD COUNTY RECYCLING, INC.
FCR CAMDEN, INC.
FCR FLORIDA, INC.
FCR GEORGIA, INC.
FCR GREENSBORO, INC.
FCR GREENVILLE, INC.
FCR MORRIS, INC.
FCR PLASTICS, INC.
FCR REDEMPTION, INC.
FCR TENNESSEE, INC.
FCR VIRGINIA, INC.
FCR, INC.
KTI BIO FUELS, INC.
KTI ENERGY OF MARTINSVILLE, INC.
KTI ENERGY OF VIRGINIA, INC.
KTI ENVIRONMENTAL GROUP, INC.
KTI NEW JERSEY FIBERS, INC.
KTI OPERATIONS, INC.
KTI RECYCLING OF ILLINOIS, INC.
KTI RECYCLING OF NEW ENGLAND, INC.
KTI RECYCLING OF NEW JERSEY, INC.
KTI RECYCLING, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI TRANSPORTATION SERVICES, INC.
KTI, INC.
MECKLENBURG COUNTY RECYCLING, INC.
POWER SHIP TRANSPORT, INC.
TOTAL WASTE MANAGEMENT CORP.
U.S. FIBER, INC.



By: /s/ Jerry S. Cifor
    ----------------------------
Name: Jerry S. Cifor
Title: Treasurer




[SIGNATURES CONTINUED ON NEXT PAGE]

PENOBSCOT ENERGY RECOVERY COMPANY,
LIMITED PARTNERSHIP

  By: PERC Management Company Limited
      Partnership, general partner
  By: PERC, Inc., general partner

      By: /s/ Jerry S. Cifor
          --------------------
      Name: Jerry S. Cifor
      Title: Treasurer



PERC MANAGEMENT COMPANY, LIMITED
PARTNERSHIP
  By: PERC, Inc., general partner

      By: /s/ Jerry S. Cifor
          --------------------
      Name: Jerry S. Cifor
      Title: Treasurer



      KTI RECYCLING OF CANADA, INC.
      1316991 ONTARIO, INC.

      By: /s/ Jerry S. Cifor
          --------------------
      Name: Jerry S. Cifor
      Title: Treasurer

     IN WITNESS WHEREOF, each of the undersigned have duly executed this Sixth Amendment as of the date first set forth above.


                                        FLEET NATIONAL BANK
                                        (f/k/a BankBoston, N.A.),
                                        individually and as Administrative Agent

                                        By:  /s/ Timothy M. Laurion
                                        Name:  Timothy M. Laurion
                                        Title:  Managing Director



                                        KEYBANK NATIONAL ASSOCIATION,
                                        individually and as Documentation Agent

                                        By:  /s/ Lawrence A. Mack
                                        Name: Lawrence A. Mack
                                        Title:  Senior Vice President



                                        BANK OF AMERICA, N.A.,
                                        individually and as Syndication Agent

                                        By:  /s/ Steven Arentsen
                                        Name: Steven Arentsen
                                        Title: Senior Vice President



                                        COMERICA BANK

                                        By: /s/ Joseph G. Ursa
                                        Name: Joseph G. Ursa
                                        Title:  Officer



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        CANADIAN IMPERIAL BANK OF COMMERCE

                                        By:
                                        Name:
                                        Title:


                                        CIBC INC.

                                        By: /s/ Lindsay Gordon
                                        Name: Lindsay Gordon
                                        Title: Executive Director
                                               CIBC World Markets Corp. As Agent


                                        SEQUILS-ING I (HBDGM), LTD.

                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager and Authorized
                                            Signatory

                                        By: /s/ Jonathan David
                                        Name: Jonathan David
                                        Title: Vice President



                                        THE TRAVELERS INSURANCE COMPANY

                                        By: /s/ Denise T. Duffee
                                        Name: Denise T. Duffee
                                        Title: Investment Officer



                                        TRAVELERS CORPORATE LOAN FUND INC.
                                        By: Travelers Asset Management
                                            International Company LLC

                                        By: /s/ Denise T. Duffee
                                        Name: Denise T. Duffee
                                        Title: Investment Officer



                                        VAN KAMPEN SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Darvin D. Pierce
                                        Name:  Darvin D. Pierce
                                        Title: Principal



                                        VAN KAMPEN PRIME RATE INCOME TRUST
                                        By: Van Kampen investment Advisory Corp.

                                        By: /s/ Darvin D. Pierce
                                        Name:  Darvin D. Pierce
                                        Title: Principal


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        HARBOURVIEW CDO II, LIMITED

                                        By:
                                        Name:
                                        Title:



                                        INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                        By: Indosuez Capital as
                                            Portfolio Advisor

                                        By:  /s/  Melissa Marano
                                        Name: Melissa Marano
                                        Title: Vice President



                                        MAGNETITE ASSET INVESTORS, LLC

                                        By:
                                        Name:
                                        Title:






                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        CERES II FINANCE LTD.
                                        By: INVESCO Senior Secured Management,
                                         Inc., as Sub-Managing Agent (Financial)

                                        By:  /s/ Joseph Rotondo
                                        Name:  Joseph Rotondo
                                        Title:  Authorized Signatory



                                        FLOATING RATE PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                         Inc., as Attorney in fact

                                        By:
                                        Name:
                                        Title:



                                        TRITON CBO III, LIMITED
                                        By: INVESCO Senior Secured Management,
                                         Inc., as Investment Advisor

                                        By:  /s/ Joseph Rotondo
                                        Name:  Joseph Rotondo
                                        Title:  Authorized Signatory



                                        OLYMPIC FUNDING TRUST, SERIES 1999-1

                                        By: /s/ Ann E. Morris
                                        Name:  Ann E. Morris
                                        Title: Authorized Agent



                                        KZH CYPRESSTREE-1 LLC

                                        By: /s/ Kimberly Rowe
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent



                                        NORSE CBO, LTD.

                                        By: /s/ Timothy S. Peterson
                                        Name: Timothy S. Peterson
                                        Title: PRESIDENT


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        ELT LTD.

                                        By: /s/ Ann E. Morris
                                        Name: Ann E. Morris
                                        Title: Authorized Agent



                                        THERMOPYLAE FUNDING CORP.
                                        By: /s/ Frank B. Bilotta
                                        Name: Frank B. Bilotta
                                        Title: VICE PRESIDENT



                                        STRATEGIC MANAGED LOAN PORTFOLIO

                                        By:
                                        Name:
                                        Title:



                                        KZH SHOSHONE LLC

                                        By: /s/ Kimberly Rowe
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent



                                        PILGRIM AMERICA HIGH INCOME
                                        INVESTMENTS, LTD.
                                        By: ING Pilgrim Investments,
                                            as its investment manager

                                        By: /s/ Charles E. LeMieux
                                        Name: Charles E. LeMieux, CFA
                                        Title: Vice President



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        NORTH AMERICAN SENIOR FLOATING RATE FUND

                                        By: /s/ Jonathan D. Sharkey
                                        Name: Jonathan D. Sharkey
                                        Title: Principal



                                        KEMPER FLOATING RATE FUND

                                        By: /s/ Kenneth Weber
                                        Name: Kenneth Weber
                                        Title: Sr. Vice President



                                        CARLYLE HIGH YIELD PARTNERS II, LTD.

                                        By:  /s/ Linda Pace
                                        Name:  Linda Pace
                                        Title:  Vice President



                                        CARLYLE HIGH YIELD PARTNERS III, LTD.

                                        By:  /s/ Linda Pace
                                        Name:  Linda Pace
                                        Title:  Vice President



                                        CYPRESSTREE INVESTMENT PARTNERS I, LTD

                                        By: /s/ Jonathan D. Sharkey
                                        Name: Jonathan D. Sharkey
                                        Title: Principal



                                        OPPENHEIMER SENIOR FLOATING RATE FUND

                                        By:
                                        Name:
                                        Title:



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        PILGRIM CLO 1999-1 LTD.
                                        By: Pilgrim Investments, Inc., as its
                                            investment manager

                                        By: /s/ Charles E. LeMieux
                                        Name: Charles E. LeMieux, CFA
                                        Title: Vice President


                                        ARCHIMEDES FUNDING III, LTD.
                                        By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                        By: /s/ Jonathan David
                                        Name: Jonathan David
                                        Title: Vice President


                                        CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                        By: /s/ Jonathan D. Sharkey
                                        Name: Jonathan D. Sharkey
                                        Title: Principal


                                        KZH-ING-1 LLC

                                        By: /s/ Kimberly Rowe
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent


                                        KZH-ING-2 LLC

                                        By: /s/ Kimberly Rowe
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent


                                        KZH-ING-3 LLC

                                        By: /s/ Kimberly Rowe
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent


                                        NEMEAN CLO, LTD.
                                        By: ING Capital Advisors LLC, as
                                            investment Manager

                                        By: /s/ Jonathan David
                                        Name: Jonathan David
                                        Title: Vice President



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By: /s/ Paul M. Casey
                                        Name: Paul M. Casey
                                        Title: Vice president


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By: /s/ Deborah Bradley
                                        Name: Deborah Bradley
                                        Title: First Vice President


                                        FIRST VERMONT BANK AND TRUST COMPANY

                                        By: /s/ E. Kirice Hart
                                        Name: E. Kirice Hart
                                        Title: Vice President


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        individually and as Canadian Agent

                                        By: /s/ Lindsay Gordon
                                        Name: Lindsay Gordon
                                        Title:  CIBC World Markets Corp.
                                                as Agent


                                        SANKATY HIGH YIELD PARTNERS II, L.P.

                                        By: /s/ Diane J. Exter
                                        Name: Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager


                                        SANKATY ADVISORS, INC.,
                                        as Collateral Manager for GREAT POINT
                                        CLO 1999-1 LTD., as Term Lender

                                        By: /s/ Diane J. Exter
                                        Name: Diane J. Exter
                                        Title: Managing Director
                                               Portfolio Manager


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        FIRST ALLAMERICA FINANCIAL LIFE
                                        INSURANCE CO.

                                        By: /s/ Jonathan D. Sharkey
                                        Name: Jonathan D. Sharkey
                                        Title: Principal



                                        AVALON CAPITAL LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc., as Portfolio Advisor

                                        By:  /s/ Joseph Rotondo
                                        Name:  Joseph Rotondo
                                        Title:  Authorized Signatory



                                        AVALON CAPITAL LTD. 2
                                        By: INVESCO Senior Secured Management,
                                            Inc., as Portfolio Advisor

                                        By: /s/ Joseph Rotondo
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory



                                        CHARTER VIEW PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                            Inc., as Investment Advisor

                                        By: /s/ Joseph Rotondo
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory



                                        AERIES FINANCE - II LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc., as Sub-Managing Agent

                                        By: /s/ Joseph Rotondo
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        COLUMBUS LOAN FUNDING LTD.
                                        By: Travelers Asset Management
                                            International Company LLC

                                        By: /s/ Denise T. Duffee
                                        Name: Denise T. Duffee
                                        Title: Investment Officer



                                        MUIRFIELD TRADING LLC

                                        By: /s/ Ann F. Morris
                                        Name: Ann F. Morris
                                        Title: Asst. Vice President



                                        VAN KAMPEN CLO I, LIMITED
                                        By Van Kampen Management Inc,
                                        as Collateral Manager

                                        By:
                                        Name:
                                        Title:



                                        VAN KAMPEN CLO II, LIMITED
                                        By Van Kampen Management Inc.,
                                        as Collateral Manager

                                        By:
                                        Name:
                                        Title:



                                        TITANIUM CBO I

                                        By:
                                        Name:
                                        Title: